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                                 EXHIBIT INDEX
                                 -------------
Exhibit
Nos.     Documents                                Page
----     ---------                                ----


16.1     Item 4 of a Current Report on            5
         Form 8-K filed by Xerox
         Corporation with the Commission
         on October 5, 2001

16.2     KPMG LLP Letter dated October 4,         8
         2001 re Change in Certifying
         Accountant*



__________________________

* Originally filed as Exhibit 16 to a Current Report on Form 8-K filed by Xerox Corporation with the Commission on October 5, 2001.

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